Exhibit 10.12
FIRST AMENDMENT
TO THE
AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT
     THIS FIRST AMENDMENT (the “Amendment”) to the Agreement (as defined below) is entered into this 21st day of July, 2008, by and among EverBank Financial Corp., a Florida corporation (formerly Alliance Capital Partners, L.P.) (the “Company”) and the persons listed on Schedule 1 to the Agreement (the “Investors”).
     WHEREAS, the parties have entered into that certain Amended and Restated Registration Rights Agreement (the “Agreement”), dated as of November 22, 2002, by and among the Company and the Investors;
     WHEREAS, in connection with the closing of the transaction contemplated by the Investment Agreement, dated as of July 21, 2008, by and among the Company and the Sageview Partners, L.P. (“Sageview”), the Company shall issue and sell to Sageview 92,500 shares of 4% Series B Cumulative Participating Perpetual Pay In Kind Preferred Stock (the “Series B Preferred Stock” and such sale of Series B Preferred Stock to Sageview, the “Offering”);
     WHEREAS, the parties desire to amend the Agreement in certain respects in order to coordinate the rights granted to the Investors under the Agreement with certain of the rights granted to Sageview under the Registration Rights Agreement, dated as of date hereof, by and between Sageview and the Company (the holders of the registration rights thereunder are referred to herein as the “Sageview Holders”); and
     WHEREAS, capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Agreement.
     NOW, THEREFORE, for and in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
     1. Amendment to Section 2(a) (Requested Registration). Effective as of the date hereof, the third full paragraph in Section 2(a) of the Agreement is hereby amended by adding the following sentence to the end of such paragraph:
The Partnership’s right to delay the filing of a registration statement pursuant to clause (i) of this paragraph shall expire upon the earlier of (a) the 6th anniversary of the date of this Amendment or (b) the completion of an Initial Public Offering.
     2. Amendment to Section 2(b) (Requested Registration). Effective as of the date hereof, the third sentence of second paragraph in Section 2(b) of the Agreement is hereby amended and restated in its entirety as follows:
Notwithstanding any other provision of this Section 2, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the amount of securities to be offered in such registration shall be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter and allocating such securities to be included in such offering:

     (i) in respect of any such proposed underwritten offering resulting from an Initiating Holder’s demand registration request that (i) is made prior to the 24th month anniversary of the date of this Amendment, and (ii) relates to a registration statement that is declared effective prior to the 30th month anniversary of the date of this Amendment, (A) first, among all Holders (including the Initiating Holders) in proportion, as nearly as practicable, to the respective amounts of Registrable Securities which they had requested to be included in such registration, (B) second, pro rata among the Sageview Holders and any other holders of registration rights on the basis of the percentage of the securities (on an as-converted or common stock equivalent basis, as applicable) requested to be included in such registration statement by such holders, (C) third, to such securities for which inclusion in such registration statement was requested by the Partnership and (D) fourth, pro rata among any other persons having rights to participate in such offering and requesting such registration, on the basis of the percentage of the securities (on an as-converted or common stock equivalent basis, as applicable) requested to be included in such registration statement by such persons; and
     (ii) in respect of any such proposed underwritten offering resulting from an Initiating Holder’s demand registration request not meeting the requirements of (i) above, (A) first, pro rata among the Holders and the Sageview Holders (together, the “Demand Holders”) on the basis of the percentage of the securities (on an as-converted or common stock equivalent basis, as applicable) requested to be included in such registration statement by such holders, (B) second, pro rata among any other registration rights holders (other than the Demand Holders) on the basis of the percentage of the securities (on an as-converted or common stock equivalent basis, as applicable) requested to be included in such registration statement by such holders, (C) third, to such securities for which inclusion in such registration statement was requested by the Partnership and (D) fourth, pro rata among any other persons having rights to participate in such offering and requesting such registration, on the basis of the percentage of the securities (on an as-converted or common stock equivalent basis, as applicable) requested to be included in such registration statement by such persons.
     3. Amendment to Section 3 (Piggyback Registration). Effective as of the date hereof, the third sentence of Section 3(b) of the Agreement is hereby amended and restated in its entirety as follows:
Notwithstanding any other provision of this Section 3, if the managing underwriter advises the Partnership in writing that marketing factors require a limitation on the number of shares to be underwritten, then the amount of securities to be offered in such registration shall be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter and allocating such securities to be included in such offering:
     (i) in respect of any such proposed underwritten offering resulting from a demand registration request by the Sageview Holders, (A) first, pro rata among the Demand Holders on the basis of the percentage of securities (on an as-converted basis) requested to be included in such registration statement by such Demand Holders; (B) second, pro rata among any registration rights holders (other than the Demand Holders) on the basis of the percentage of the securities (on an as-converted basis, as applicable)

requested to be included in such registration statement by such holders; and (C) third, the securities for which inclusion in such registration statement was requested by the Partnership;
     (ii) in respect of any such proposed underwritten offering resulting from a demand registration request by a party other than the Demand Holders (A) first, pro rata among the party making the demand, and the Demand Holders on the basis of the percentage of the securities (on an as-converted or common stock equivalent basis, as applicable) requested to be included in such registration statement by such holders, (B) second, pro rata among any other registration rights holders (other than the third party demanders and the Demand Holders) on the basis of the percentage of the securities (on an as-converted or common stock equivalent basis, as applicable) requested to be included in such registration statement by such holders, (C) third, to such securities for which inclusion in such Registration Statement was requested by the Partnership, and (D) fourth, pro rata among any other Persons having rights to participate in such offering and requesting such registration, on the basis of the percentage of the securities (on an as-converted or common stock equivalent basis, as applicable) requested to be included in such Registration statement by such persons; and
     (iii) in respect of any other such proposed underwritten offering (other than a demand registration pursuant to Section 2), (A) first, to such securities for which inclusion in such registration statement was requested by the Partnership, (B) second, pro rata among the Demand Holders on the basis of the percentage of the securities (on an as-converted or common stock equivalent basis, as applicable) requested to be included in such registration statement by such holders, (C) third, pro rata among any other registration rights holders (other than the Demand Holders) on the basis of the percentage of the securities (on an as-converted or common stock equivalent basis, as applicable) requested to be included in such registration statement by such holders and (D) fourth, pro rata among any other persons having rights to participate in such offering and requesting such registration, on the basis of the percentage of the securities (on an as-converted or common stock equivalent basis, as applicable) requested to be included in such registration statement by such persons.
     4. No Other Amendments. Except as specifically modified by Sections 1-3 above, the Agreement shall remain in full force and effect in accordance with its terms.
     5. Counterparts. This Amendment may be executed in one or more counterparts, each of which when executed shall be deemed an original but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

EVERBANK FINANCIAL CORP

By:	/s/ Robert M. Clements Name: Robert M. Clements
Title: Chairman & CEO

ARENA CAPITAL INVESTMENT FUND, L.P.

By:	/s/ Rupinder S. Sidhu Name: Rupinder S. Sidhu
Title Managing Director

LOVETT/MILLER VENTURE FUND II, LIMITED PARTNERSHIP

By:	/s/ W. Radford Lovett II Name:
Title

LOVETT/MILLER VENTURE FUND III, LIMITED PARTNERSHIP

By:	/s/ W. Radford Lovett II Name:
Title